UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2005 (May 16, 2005)

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code   (561) 998-8000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4  –

MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01

Changes in Registrant’s Certifying Accountant.

As previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2005, on May 4, 2005, the Company was informed by Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, that E&Y was resigning as the Company’s independent registered public accounting firm following completion of services related to the review of the Company’s interim financial statements for the quarter ended March 31, 2005.  On May 16, 2005, after the filing with the Securities and Exchange Commission of the Company’s Form 10-Q for the quarterly period ended March 31, 2005, E&Y’s resignation became effective.  The Company’s Audit Committee accepted, but did not recommend or approve, E&Y’s resignation.

From May 4, 2005 through May 16, 2005, (i) there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures.  A copy of that letter, dated May 20, 2005, is filed as Exhibit 16.1 to this Form 8-K.

The Company’s Audit Committee is currently in the process of seeking the engagement of a new independent registered public accounting firm, which the Company expects will be completed within approximately thirty days.

The information contained in Item 4.01 of the Company’s Current Report on Form 8-K dated May 4, 2005 and filed with the Securities and Exchange Commission on May 10, 2005 is hereby incorporated by reference into this current report on Form 8-K.  Readers are urged to read the previously filed Form 8-K.

SECTION 9  –

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

16.1

Letter from Ernst & Young LLP dated May 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:	/s/ MITCHELL RUBENSTEIN
Name:	Mitchell Rubenstein
Title:	Chairman and Chief Executive Officer

Date:  May 20, 2005

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